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                      SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  __________

                                   Form 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


                               October 1, 1999
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               Date of Report (Date of earliest event reported)


                             CHATWINS GROUP, INC.
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            (Exact name of Registrant as Specified in its Charter)


          Delaware                33-63274                74-2156829
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      (State or other      (Commission File No.)        (IRS Employer
       jurisdiction                                   Identification No.)
      of incorporation)


   300 Weyman Plaza, Suite 340, Pittsburgh, Pennsylvania              15236
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(Address of Principal Executive Offices)                            (Zip Code)


                                 412-885-5501
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             (Registrant's telephone number, including area code)


                                Not Applicable
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(Former Name or Former Address, if Changed Since Last Report)       (Zip Code)

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ITEM 2.     Disposition of Assets
            ---------------------

     Chatwins Group, Inc. (Registrant) hereby reports that, on September 30, 1999, it completed the sale of substantially all of the domestic business and assets of its Klemp grating division to Alabama Metal Industries Corporation (AMICO) for approximately $32.1 million in cash and the assumption by AMICO of certain Klemp operating liabilities. The purchase price is subject to final adjustment pending the preparation of a closing date balance sheet acceptable and agreed to by both the Registrant and AMICO.

     The Registrant's sale of its domestic Klemp operations to AMICO completes a significant portion of management's plan adopted during the second quarter of 1999 to exit the grating manufacturing business through the disposition of substantially all the business and assets of its Klemp division. The Klemp sale to AMICO does not include the Registrant's investments in its grating manufacturing subsidiaries in Mexico and The People's Republic of China. The Registrant is continuing to explore separate sales of these investments.

     The Registrant also hereby files as an exhibit to this Current Report on Form 8-K the press release dated October 1, 1999 announcing such sale.


ITEM 5.     Other Information
            -----------------

     The Registrant and Reunion Industries, Inc. (NASDAQ Small Cap-RUNI; Pacific-RUN) have previously announced their amended merger agreement under which the Registrant will merge with and into Reunion Industries, the surviving corporation. Both the Registrant and Reunion Industries continue to pursue satisfaction of conditions to the merger, including approval of the amended merger agreement by their stockholders and satisfaction of certain financing conditions. The completion of the sale of its domestic operations of its Klemp division satisfies one of the merger conditions. The merger is targeted for completion in the fourth quarter of this year but no earlier than November 4. There can be no assurance as to whether or when all conditions to the merger will be satisfied or when the merger may be completed.

     This Current report on Form 8-K contains forward-looking statements within the "safe harbor" provision of the Private Securities Litigation Reform Act of 1995 with respect to, among other things, the proposed Reunion-Chatwins merger. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by those forward-looking statements. Those risks and uncertainties include domestic and international economic conditions, the availability of financing on reasonable terms and other factors outside of the control of the Registrant. All forward-looking statements are qualified by these risks and uncertainties.

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ITEM 7.     Exhibits
            --------

            (c)     Exhibits

                    20.6 Press release dated October 1, 1999 announcing the sale of substantially all of the domestic business and assets of the Klemp grating division to Alabama Metal Industries
                             Corporation.

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CHATWINS GROUP, INC.



Dated:  October 5, 1999                  By:/s/John M. Froehlich
                                            ----------------------------------
                                               John M. Froehlich
                                               Chief Financial Officer

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                                EXHIBIT INDEX

Exhibit Number            Description of Exhibit
--------------            ----------------------

    20.6 Press release dated October 1, 1999 announcing the sale of substantially all of the domestic business and assets of the Klemp grating division to Alabama Metal Industries
                          Corporation.